UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2005

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

Effective January 1, 2005, as part of 3M’s continuing effort to drive growth by aligning businesses around markets and customers, the Electronics Markets Materials Division and certain high temperature and display tapes (2004 sales of approximately $350 million) within the Industrial Business transferred to the Electro and Communications Business, and the converter markets product line (2004 sales of approximately $10 million) within the Transportation Business transferred to the Display and Graphics Business. Effective January 1, 2005, the company also realigned its reporting for the African Region, which previously was included in the Latin America/Canada area, to the Europe and Middle East area.

3M’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2005 and June 30, 2005, reflected the realigned segments. In these Quarterly Reports, 3M furnished supplemental unaudited financial information on both an annual and quarterly basis for the prior three years, and also reported comparative results under this new structure for the first two quarters of 2005.  3M also provided realigned geographic area information on an annual basis for the prior three years.

Item 9.01 of this Current Report on Form 8-K updates the information provided in Item 1, “Business”, Item 8, Note 3, “Goodwill and Intangible Assets”, Item 8, Note 16, “Business Segments”, and Item 8, Note 17, “Geographic Areas” contained in 3M’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “Annual Report”) to reflect 3M’s realigned segment and geographic area structure.  3M has also updated its Management Discussion and Analysis (MD&A) in this Current Report to reflect these realignments. By virtue of this Current Report, the Company will be able to incorporate the updated information by reference into future registration statements or post-effective amendments to existing registration statements. This Current Report does not update for other changes since the filing of the Annual Report (e.g., changes in executive officers and new accounting pronouncements).  For significant developments since the filing of the Annual Report, refer to the Quarterly Reports on Form 10-Q for the periods ended March 31, 2005 and June 30, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
12	Calculation of Ratio of Earnings to Fixed Charges
23	Consent of Independent Accountants

99

Updates to Annual Report on Form 10-K:
Part I, Item 1, Business
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8, Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Patrick D. Campbell

Patrick D. Campbell,
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated:  September 7, 2005